===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                ChemFirst Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                                CHEMFIRST INC.

                             Jackson, Mississippi

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                 May 22, 2001

To the Stockholders:

   Notice is hereby given that the Annual Meeting of the Stockholders of ChemFirst Inc. will be held at the Hilton Jackson, 1001 East County Line Road, Jackson, Mississippi, on Tuesday, May 22, 2001, at 1:30 p.m. (CDT), for the following purposes:

  1. To elect four (4) directors to serve for the terms specified in this proxy statement and until their successors are elected and qualified; and

  2. To transact such other business as may be properly brought before the meeting.

   Stockholders of record on March 21, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

   You are urged to consider the enclosed materials and to sign and return your proxy promptly in the enclosed, postage prepaid envelope, even if you plan to attend the meeting. Any stockholder giving a proxy has a right to revoke it at any time before it is voted.

   *PLEASE DATE AND SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE PROXY.

                                          By order of the Board of Directors.

                                          /s/ JAMES L. McARTHUR
                                          ------------------------------------
                                          JAMES L. McARTHUR, Secretary
                                          ChemFirst Inc.
                                          P. O. Box 1249
                                          Jackson, Mississippi 39215-1249

March 31, 2001

* NOTICE:   Stockholders receiving more than one proxy because of shares registered in different names or addresses must complete and return each proxy in order to vote all shares to which such stockholder is entitled.

                               ----------------

                                CHEMFIRST INC.

                                PROXY STATEMENT

                               ----------------

                                 SOLICITATION

   The enclosed proxy is being SOLICITED BY THE BOARD OF DIRECTORS of ChemFirst Inc., P. O. Box 1249, Jackson, Mississippi 39215-1249, a Mississippi corporation ("ChemFirst" or the "Company"), for use at the 2001 Annual Meeting of the Stockholders of ChemFirst (the "Annual Meeting") to be held at the Hilton Jackson, 1001 East County Line Road, Jackson, Mississippi at 1:30 p.m.
(CDT), on Tuesday, May 22, 2001, and at any adjournments thereof. Stockholders may revoke their proxies by written notice to ChemFirst at any time prior to the exercise thereof, by the execution of a later proxy with respect to the same shares, or by voting their shares in person. The solicitation will be primarily by mail but may also include telephone or oral communications by officers or employees of the Company. Officers and employees will receive no additional compensation in connection with the solicitation of proxies. All costs of soliciting proxies will be borne by ChemFirst. The approximate mailing date of the proxy statements and proxies to stockholders is March 31, 2001.

   All proxies will be voted as specified. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED: (1) FOR THE ELECTION OF FOUR (4) DIRECTORS OF CHEMFIRST TO SERVE FOR THE TERMS SPECIFIED IN THIS PROXY STATEMENT AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED; AND (2) ON ALL OTHER MATTERS BY THE PERSONS NAMED IN THE PROXIES IN ACCORDANCE WITH THEIR JUDGMENT.

                               VOTING SECURITIES

   Record Date. Stockholders of record at the close of business on March 21, 2001, are entitled to notice of and to vote at the Annual Meeting.

   Shares Outstanding. As of March 9, 2001, a total of 14,161,322 shares of Common Stock were outstanding. Each share is entitled to one vote per share on each matter submitted to a vote at the Annual Meeting.

   Stockholder Proposals. Proposals from stockholders intended to be included in the Company's proxy statement for the 2002 Annual Meeting must be received by the Company on or before December 1, 2001 and may be omitted unless the submitting stockholder meets certain requirements. Further, a proxy may confer discretionary authority to vote on any matter submitted outside of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of which the Company did not have notice by February 21, 2002 or if the Company received notice before January 12, 2002. Stockholder suggestions for nominees for the 2002 Annual Meeting, together with appropriate detailed biographical information, should be submitted to the Company's Corporate Secretary no earlier than January 12, 2002, and no later than February 21, 2002.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following persons or entities beneficially own (as specified in Rule 13d-3 of the Exchange Act) more than 5% of the Common Stock of the Company as of the dates indicated. The Company made this determination solely upon review of Schedules 13D and 13G filings with the Securities and Exchange Commission (the "SEC"). See also "Security Ownership of Management" for information as to
J. Kelley Williams, Chairman and Chief Executive Officer of the Company, who is also a greater than 5% holder of Common Stock of the Company.

                                                                        Percent
  Title of                                         Amount and nature of   of
   class      Name and address of beneficial owner beneficial ownership  class
  --------    ------------------------------------ -------------------- -------
Common Stock  Franklin Mutual Advisers, LLC             1,117,500(1)      7.5%
              ("Franklin")
              51 John F. Kennedy Parkway
              Short Hills, NJ 07078

Common Stock  Franklin Resources, Inc.                    855,900(2)      5.8%
              Charles B. Johnson
              Rupert H. Johnson, Jr.
              Franklin Advisers, Inc.
              777 Mariners Island Boulevard
              San Mateo, CA 94404

Common Stock  Deutsche Bank AG ("DBAG")                   846,800(2)      5.7%
              Taunusanlage 12, D-60325
              Frankfurt am Main
              Federal Republic of Germany

Common Stock  K Capital Partners, LLC                     871,600(4)      5.8%
              K Capital I, L.P.
              K Capital II, L.P.
              K Capital Offshore Master Fund (U.S.
               Dollar), L.P. (5)
              Harwich Capital Partners, LLC
              Thomas Knott
              Abner Kurtin
              (the "Partnerships")
              75 Park Plaza, Boston, MA 02116

--------
(1) According to a Schedule 13G filed by Franklin Mutual Advisers LLC with the SEC on January 23, 2001, Franklin Mutual Advisers LLC has sole power to vote or direct the vote, and sole power to dispose or direct the disposition, of 1,177,500 shares.
(2) According to a Schedule 13G filed by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc. with the SEC, as of December 31, 2000, Franklin Advisers, Inc. has sole power to vote or direct the vote, and sole power to dispose or direct the disposition, of 855,900 shares.
(3) According to a Schedule 13G filed by DBAG with the SEC, as of December 29, 2000, DBAG has sole power to vote or direct the vote, and sole power to dispose or direct the disposition, of 846,800 shares.
(4) According to a Schedule 13G filed by the Partnerships with the SEC, as of December 31, 2000, the Partnerships are deemed to beneficially own 871,600 shares. According to this Schedule, K Capital Partners, LLC, K Capital I, L.P., K Capital II, L.P., K Capital Offshore Master Fund (U.S. Dollar), L.P., Harwich Capital Partners, LLC, Thomas Knott and Abner Kurtin are deemed to beneficially own, and have sole power to vote or direct the vote, and sole power to dispose or direct the disposition of 871,600 shares, 22,725 shares, 431,808 shares, 256,285 shares, 871,600 shares,
    871,600 shares and 871,600 shares, respectively.
(5) The address for K Capital Offshore Master Fund (U.S. Dollar), L.P. is Walkers Attorneys at Law, Walkers House, P.O. Box 265, Georgetown, Grand Cayman, Cayman Islands.

                              BOARD OF DIRECTORS

   The Board of Directors (the "Board") represents the interests of all stockholders and is responsible for setting policy and objectives for the Company in accord with its charter, bylaws, Mississippi laws and other applicable governmental regulations. The Board is currently composed of eleven non-employee directors and one employee, the Chief Executive Officer. The Board is divided into three groups, typically elected for three-year terms. The Board held five meetings during 2000. All directors of the Company have attended at least 75% of the Company's Board meetings and meetings of committees on which they serve which were held during 2000.

   The COMMITTEE ON DIRECTOR AFFAIRS is composed of four non-employee directors and is responsible for recommendations for nominating new Board members, recommending appointments of members to Board committees, assessing Chief Executive Officer and Board performance, and recommending Board compensation for action by the Board. The Chairman of this committee also chairs executive sessions of the outside members of the Board. The Committee on Director Affairs considers suggestions for director nominations from all sources. Stockholder suggestions for nominees for the 2002 Annual Meeting, together with appropriate detailed biographical information, should be submitted to the Corporate Secretary no earlier than January 12, 2002, and no later than February 21, 2002. The Committee on Director Affairs met three times during 2000. Members of this committee are Richard P. Anderson, John F. Osborne, Leland R. Speed and R. Gerald Turner (Chairman).

   The AUDIT COMMITTEE is composed of four non-employee directors with broad latitude for inquiry into all operations of the Company. Its primary responsibilities include making a recommendation to the Board on the selection of independent auditors; reviewing audit reports prepared by independent auditors, internal auditors, insurance auditors and other consultants engaged by the Company to examine specific areas of corporate operations; and reviewing compliance with various governmental regulations and corporate policies and procedures. The Audit Committee met four times during 2000. Members of this committee are Paul A. Becker, Robert P. Guyton (Chairman), Paul W. Murrill and Dan F. Smith. The Audit Committee's report is presented below, and its charter, adopted May 2000, is included in this proxy statement as Appendix A. The information contained in the Audit Committee report shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

   The Audit Committee Report.

     The Audit Committee of the ChemFirst Inc. Board of Directors (the Committee) assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company in accordance with its written charter adopted by the Board of Directors and attached as Appendix A to this proxy. The Committee is composed of four directors, each of whom are independent as defined by the New York Stock Exchange listing standards. During fiscal 2000, the Committee met four times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the controller and independent auditors prior to public release.

     Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

   March 6, 2001                          Robert P. Guyton, Chair
                                          Paul A. Becker
                                          Paul W. Murrill
                                          Dan F. Smith

   The COMPENSATION AND HUMAN RESOURCES COMMITTEE is composed of four non-employee directors and is charged with the responsibility of recommending to the Board a program of overall compensation for the Company and its subsidiaries, including executive officers and other key employees. These responsibilities include administration of the Company's 1995 Long-Term Incentive Plan and 1998 Long-Term Incentive Plan (collectively, the "Long-Term Incentive Plans"). The Compensation & Human Resources Committee met four times during 2000. Members of this committee are Richard P. Anderson (Chairman), Michael J. Ferris, James E. Fligg and William A. Percy, II. The report of this Committee is presented below. The information contained in such report shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

   The Compensation and Human Resources Committee Report on Executive Compensation.

     Philosophy. The Company's compensation philosophy is designed to maximize stockholder value and serve the best interest of stockholders and employees. The philosophy incorporates the following principles:

       (a) Compensation should attract and retain qualified employees and stimulate their useful and profitable efforts on behalf of the Company;

       (b) Compensation should be internally equitable and externally competitive; and

       (c) Compensation should be defined broadly and comprehensively.

     Committee Members. The Compensation and Human Resources Committee (the "Compensation Committee") is a committee of the Board composed of not less than three directors who are not officers or regular employees of the Company or of any subsidiary of the Company. The Compensation Committee selects and is advised by independent outside consultants as considered appropriate.

     Charter. The Compensation Committee operates under a charter approved by the Board, which formally defines responsibilities, authorities, and procedures. The charter provides for members to be elected annually by the Board. The chairman is elected annually by the Compensation Committee. The primary responsibility of the Compensation Committee is to assure development, implementation and maintenance of competitive compensation and benefits to attract, motivate and retain qualified officers, management and employees.

     Overall compensation and benefits are targeted at the median or mid-market of peer companies. Compensation includes base pay and annual and long-term performance incentives. Incentives are tied to the Company's financial results versus peer companies and/or to specific performance objectives linked to stockholder value. Peer companies are public companies with products and markets and other characteristics comparable to the Company and/or its subsidiaries.

     Duties. The Compensation Committee's duties include the following:

       (a) To recommend to the Board compensation policies for the Company and its subsidiaries;

       (b) To recommend to the Board the base salary and annual incentive awards for Executive Officers;

       (c) To review and report to the Board base salaries and annual incentive awards for other highly compensated officers and employees; and

       (d) To designate participants and grant awards under the Long-Term Incentive Plan.

     Components of Executive Compensation.

       (a) Base Salary. The Compensation Committee annually reviews and compares base salaries and salary ranges for similar positions in other companies in relevant markets defined by company size, industry and location. Executive, technical and other highly compensated positions are valued in the national market using data developed by nationally recognized compensation consulting firms. The published compensation data used by the Compensation Committee to establish base salary ranges is not necessarily comprised of the same peer group of companies included in the Performance Graph. Salary ranges and actual salaries are adjusted annually, taking into consideration position value, market pricing, operating results, individual performance and other relevant factors.

       The Compensation Committee recommended and the Board approved merit increases to the three named Executive Officers, other than the CEO and the President and COO, which averaged 4.6% in 2000. The President and COO received a 16.6% merit increase.

       (b) Annual Incentive Awards. Annual incentive awards, in the form of cash payments, are designed to achieve specific short-term results and to further long-term objectives. Financial and other objectives for the Company, its subsidiaries and program participants are set at the beginning of each fiscal year. This process involves the Board, the Compensation Committee, the CEO and program participants. The Compensation Committee annually reviews and recommends to the Board participation and award opportunity. Award opportunity is based on guidelines developed by nationally recognized compensation consultants. At fiscal year end, incentives are awarded following review of Company and subsidiary results and performance versus objectives, and peer results and personal performance of participants versus objectives. As a general rule, no awards are made unless the Company is profitable.

       In March 2001, the Compensation Committee recommended and the Board approved annual incentive awards in the total amount of $458,200 for the four named Executive Officers other than the CEO based on a review of Company and subsidiary results and performance for 2000.

       (c) Long-Term Incentive Awards. Participation in the Long-Term Incentive Plan is limited to officers and key managers based on responsibility, authority, potential impact on the Company and competitive practice for similar positions in peer companies. The Compensation Committee annually reviews and approves participation and potential award ranges. Award ranges are based on guidelines developed by nationally recognized compensation consultants. At fiscal year end, the Compensation Committee reviews Company condition and performance versus long-term goals and recommends awards under the Long-Term Incentive Plan. Awards may be in the form of stock options, debenture options, restricted stock, stock appreciation rights, performance shares or units, supplemental cash or other such forms as appropriate.

       The Company also has three Performance Unit Plans outside of the Long-Term Incentive Plans for certain of its non-public subsidiaries in which subsidiary executive officers participate, and in which awards are payable in cash only based on the subsidiary's profits and price earning multiples of a group of publicly held peer companies. No grants are currently awarded under these plans, but some units remain unexercised.

       The Compensation Committee granted 111,600 nonqualified stock options to the four named Executive Officers excluding the CEO in 2000.

       (d) CEO Compensation. At fiscal year end, the Committee on Director Affairs (which is composed of independent directors) evaluates the CEO's performance versus objectives established at the beginning of the year. The Compensation Committee considers this evaluation and compensation at peer companies in its review and makes a recommendation to the Board regarding CEO compensation. This performance evaluation includes an assessment of total return to stockholders versus peers, return on equity, operating earnings compared to budget and prior year, financial performance versus peers, restructuring and dispositions, balance sheet improvements and market capitalization. Mr. Williams received a base salary increase of 2.5% during 2000. In March 2001, the Compensation Committee recommended and the Board approved an annual incentive award of $369,300 for Mr. Williams based on 2000 results. During 2000, Mr. Williams received 83,300 nonqualified stock options priced at fair market value on date of grant.

     March 6, 2001                        Richard P. Anderson, Chair
                                          Michael J. Ferris
                                          James E. Fligg
                                          William A. Percy, II

                             ELECTION OF DIRECTORS

   Section 3(a) of the Company's bylaws specifies in part that the directors of the corporation shall be divided into three groups which shall be as nearly equal as may be possible, and that directors typically serve three-year terms.
Article III, Section 3(c) of the Company's bylaws and Section 3.4 of the Company's Corporate Governance Guidelines provide that each director who was, on August 22, 1995, a director of First Mississippi Corporation and who had completed less than nine consecutive years of service on the board of First Mississippi on that date will offer a written resignation upon the completion of nine consecutive years of service on either the board of First Mississippi or the Company if under age 65 at that time. In addition, all such directors who were under age 65 on August 22, 1995 will offer a written resignation upon reaching age 65. All other directors will offer resignations upon completion of nine consecutive years of service on either the board of directors of First Mississippi or the Company prior to age 65 and again upon reaching age 65. In each case, the Committee on Director Affairs (or successor committee) will make a recommendation with respect to such director for his continued service to the Board. Pursuant to the bylaws, directors will retire at age 70, unless asked by the Board to serve longer. In accordance with these bylaw provisions, Richard P. Anderson, who would have retired upon reaching age 70 on April 10, 1999, was asked by the Board to serve the remainder of his elected term. At the May 2000 Annual Meeting, Mr. Anderson was elected to a one-year term to expire in 2001. He has been asked by the Board to stand for election for an additional year and has been nominated for a one-year term to expire in 2002.

   Set forth below is certain information for each nominee for election as a director and for each continuing director who is not a nominee, including age as of the date of the Annual Meeting. See the note following the directors' information regarding the 1996 distribution of ChemFirst shares for definition of "Distribution Date."

                      NOMINEES FOR ELECTION AS DIRECTORS
                 TO SERVE A THREE-YEAR TERM TO EXPIRE IN 2004

PAUL A. BECKER                 Term Expires: 2001

                               Mr. Becker, 62, a director of the Company since November 1996, is a private investor and general partner of Summit Investors, Vero Beach, Florida. He was Managing Director of Mitchell Hutchins Asset Management, Inc., an investment management company in New York City, and wholly owned by Paine Webber Group, Inc., from 1978 to February 1999. Mr. Becker was a director of First Mississippi from 1985 until the Distribution Date.

DAN F. SMITH                   Term Expires: 2001

                               Mr. Smith, 55, a director of the Company since November 1996, is President and Chief Executive Officer of Lyondell Chemical Company (formerly Lyondell Petrochemical Company) of Houston, Texas, a position he has held since December 1996. He has been a director of Lyondell since November 1988. Lyondell manufactures and sells petrochemicals and refinery products. He has been CEO of Equistar Chemicals, L.P., Houston, Texas, since its formation in December 1997. Equistar is a joint venture of Lyondell, Occidental Petroleum Corporation and Millennium Chemicals Inc. and manufactures polymers and polymer feedstocks. From August 1994 until December 1996, he was President and Chief Operating Officer of Lyondell. He has been a director of Cooper Industries, Inc. since August 1998. He is a director of First Chemical Corporation, a subsidiary of the Company.

LELAND R. SPEED                Term Expires: 2001

                               Mr. Speed, 68, a director of the Company since November 1996, is Chairman of the Board of Parkway Properties, Inc., and Chairman and Trustee of EastGroup Properties, Inc., real estate investment companies, both of Jackson, Mississippi. From April 1993 through September 1997, he was also CEO of Parkway Properties and EastGroup Properties. He is Chairman and director of Delta Industries, Inc., a construction materials manufacturer, and a director of Farm Fish, Inc. and Mississippi Valley Gas Company, all of Jackson, Mississippi. From 1995 to July 2000, he was a director of KLLM Transport Services, Inc., of Jackson, Mississippi. He was a director of First Mississippi from 1965 until the Distribution Date. He is a director of EKC Technology, Inc., a subsidiary of the Company, and a member of the ChemFirst Foundation, Inc. Board of Trustees.

                      NOMINEE FOR ELECTION AS A DIRECTOR
                  TO SERVE A ONE-YEAR TERM TO EXPIRE IN 2002

RICHARD P. ANDERSON            Term Expires: 2001

                               Mr. Anderson, 72, a director of the Company since November 1996, is Chairman of the Board of The Andersons, Inc., an agribusiness company in Maumee, Ohio. He was Chairman and Chief Executive Officer from September 1996 through 1998, and was President and Chief Executive Officer from 1981 through September 1996. He is also a director of ChemFirst Fine Chemicals, Inc., a subsidiary of the Company. He was a director of First Mississippi from 1987 until the Distribution Date. As stated under "Election of Directors", the Board has asked Mr. Anderson to stand for election for an additional term of one year.

                             CONTINUING DIRECTORS

MICHAEL J. FERRIS              Term Expires: 2003

                               Mr. Ferris, 56, a director of the Company since November 1996, is President, Chief Executive Officer, and a director of Pioneer Companies, Inc. of Houston, Texas, a position he has held since January 1997. Pioneer manufactures chlorine, caustic soda, muriatic acid and related products. He was formerly the Executive Vice President, Chemicals Group, of Vulcan Materials Company, a chemical manufacturer located in Birmingham, Alabama. Prior to becoming Executive Vice President of Vulcan in 1996, Mr. Ferris served in various positions at Vulcan Chemicals, a division of Vulcan Materials Company, since 1974, including President and Executive Vice President. Mr. Ferris is a director of ChemFirst Fine Chemicals, Inc., a subsidiary of the Company.

JAMES E. FLIGG                 Term Expires: 2002

                               Mr. Fligg, 64, a director of the Company since November 1996, is retired. He was Senior Executive Vice President of BP Amoco, p.l.c., Chicago, Illinois from 1998 until his retirement in 1999. He was Senior Executive Vice President, Strategic Planning and International Business Development, Amoco Corporation, from October 1995 until BP's acquisition of Amoco in 1998. From July 1993 until October 1995, he was Executive Vice President, Chemicals Sector, Amoco Corporation. Mr. Fligg was a director of First Mississippi from 1994 until the Distribution Date.

ROBERT P. GUYTON               Term Expires: 2002

                               Mr. Guyton, 64, a director of the Company since November 1996, is self-employed as a financial consultant, a position he has held since October 1996. He was Chairman and Chief Executive Officer of Bank South Corporation, based in Atlanta, Georgia, from 1990 to 1991. He was President and Chief Executive Officer of Bank South Corporation from 1980 to 1990. He was Chairman and Chief Executive Officer of Smart Choice Holdings, Inc., an owner and operator of automobile dealerships and finance companies, from July 1996 to October 1996. He was Vice President and Financial Consultant for Raymond James & Associates, Inc., an asset management and investment banking company in Atlanta, Georgia, from August 1993 to July 1996. He is a director of Piccadilly Cafeterias, Inc., a restaurant chain. He was a director of First Mississippi from 1969 until the Distribution Date.

PAUL W. MURRILL                Term Expires: 2002

                               Dr. Murrill, 66, a director of the Company since November 1996, is a professional engineer. He has been a director of Entergy Corporation since 1994. He is also a director of Howell Corporation, Tidewater, Inc. and DTM Corporation. He was Chairman and a director of Piccadilly Cafeterias, Inc., a restaurant chain, from 1994 to 2000. He was a director of ZYGO from 1993 to 2000. He was a director of First Mississippi from 1969 until the Distribution Date.

JOHN F. OSBORNE                Term Expires: 2003

                               Mr. Osborne, 57, a director of the Company since May 2000, is an engineer with over 30 years experience in the semiconductor industry, including 15 years in senior management positions. Since November 1997, he has been President of Competitive Customer Support, Twin Bridges, Montana, which provides advisory services to companies that make or use semiconductors. From 1988 to November 1997, he was a corporate senior manager of Lam Research, Fremont, California, a manufacturer of microchip fabricating equipment, including President of a business division and Vice President of various other Lam units. He was a director of CFM Technologies, Exton, Pennsylvania, a publicly-held manufacturer of capital equipment for semiconductor processing, from 1998 to December 2000. He has been a director of EKC Technology, Inc., a subsidiary of the Company, since May 2000.

WILLIAM A. PERCY, II           Term Expires: 2003

                               Mr. Percy, 61, a director of the Company since November 1996, is a partner of Trail Lake Enterprises, a cotton and soybean farming operation in Arcola, Mississippi, and has been since 1986. He is also President and Chief Executive Officer of Greenville Compress Co., Greenville, Mississippi, a commercial real estate company. In addition, he has been the Chairman of the Board of Staple Cotton Cooperative Association in Greenwood, Mississippi, since 1992. He is a director of Mississippi Chemical Corporation and Entergy Corporation. He was a director of First Mississippi from 1988 until the Distribution Date. He is Chairman of the ChemFirst Foundation, Inc. Board of Trustees.

R. GERALD TURNER               Term Expires: 2003

                               Dr. Turner, 55, a director of the Company since November 1996, is President of Southern Methodist University in Dallas, Texas, a position he assumed in June 1995. He was Chancellor of the University of Mississippi in Oxford, Mississippi, from 1984 to June

                               1995. He has been a director of JC Penney Co., Inc. since 1995, and a director of California Federal Preferred Capital Corporation since January 2001. He was a director of AMFM, Inc. (formerly Capstar Broadcasting), indirect owner and operator of radio stations, from 1997 to mid-2000. He was a director of SkyTel Communications, Inc., a provider of nationwide paging and voice messaging services, from 1996 to 1999. He was a director of First Mississippi from 1987 until the Distribution Date. He is a member of the ChemFirst Foundation, Inc. Board of Trustees.

J. KELLEY WILLIAMS             Term Expires: 2002

                               Mr. Williams, 67, is Chairman of the Board and Chief Executive Officer of the Company, and has been since November 1996. He was Chairman and Chief Executive Officer of First Mississippi from August 1995 through the Distribution Date, and was Chairman, Chief Executive Officer and President from 1988 until August 1995. From May 1998 through September 1999, Mr. Williams was a director of First American Corporation, based in Nashville, Tennessee, which acquired Deposit Guaranty National Bank, Jackson, Mississippi, of which he was a director from 1975 until such acquisition in May 1998. Mr. Williams is a director of Placer Dome Corporation, and has been since its May 1999 merger with Getchell Gold Corporation, of which he was Chairman from October 1987 until such merger. He is Chairman of the Board of EKC Technology, Inc. and First Chemical Corporation, and a director of ChemFirst Fine Chemicals, Inc. and TriQuest, L.P., subsidiaries of the Company.

   Definition of "Distribution Date": On December 23, 1996 (the "Distribution Date"), First Mississippi Corporation contributed all of its assets and subsidiaries, other than those relating to its fertilizer business, to the Company, which at that time was a wholly owned subsidiary of First Mississippi. First Mississippi then spun off the Company in a tax-free distribution of the Company's common stock to First Mississippi stockholders (the "ChemFirst Distribution") on the Distribution Date. The ChemFirst Distribution occurred immediately prior to and in connection with the merger of First Mississippi with a wholly owned subsidiary of Mississippi Chemical Corporation on December 24, 1996, pursuant to an Agreement and Plan of Merger and Reorganization dated as of August 27, 1996.

                 THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES.

   Voting Procedures on Election of Directors. Stockholders have the right to vote "For" or "Withhold Authority" to vote for some or all of the nominees for directors. Pursuant to the Company's bylaws and Mississippi law, the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum to convene the Annual Meeting. Therefore, any proxy authorized to be voted at the Annual Meeting on any matter, whether or not marked to "Withhold Authority" or to effect a broker non-vote, will be counted in establishing a quorum. The election of directors will require the affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy. Votes withheld and broker non-votes will not be included in vote totals for director nominees and will have no effect on the outcome of the vote. In the absence of specific instructions, proxies will be voted FOR the nominees. Stockholders do not have cumulative voting.

                             DIRECTOR COMPENSATION

   Directors who are not employees are compensated for their services with a retainer of $16,000 per year. In addition, non-employee directors receive fees for attendance at duly called Board and committee meetings. The fees paid are $1,000 per day for attendance at duly called Board and committee meetings or a fee of $500 for half-day committee meetings except for committee chairmen, who receive a fee of $1,250 per day for meetings and $625 for half-day meetings. These fees are recommended by the Committee on Director Affairs to align Board compensation with peer companies. Travel expenses to and from meetings are reimbursed to all directors. No fees are paid for informal meetings. Attendance at meetings held by telephone conference call are paid at the half-day rate. Directors performing special services at the request of the Chief Executive Officer are paid a per diem of $1,000 per day, except for committee chairmen, who are paid a per diem of $1,250 per day.

   Under the Company's Long-Term Incentive Plans, each non-employee director is entitled to receive Awards which may be in the form of stock options, restricted stock, stock appreciation rights, performance shares or units, supplemental cash or other such forms as appropriate. The Compensation and Human Resources Committee annually reviews and the Board annually approves potential award ranges for the directors based on, among other criteria, condition and performance of the Company versus long-term goals. In March 2000, each non-employee director received an option to purchase 1,500 shares of Common Stock of the Company, at an exercise price of $19.00 and which vested 100% on September 7, 2000, pursuant to the 1998 Long-Term Incentive Plan.

   In addition, under the Long-Term Incentive Plans, directors are permitted to make an irrevocable election to receive share units ("Share Units") in exchange for deferring all or some portion of their annual retainer at a per Share Unit exchange price that is equal to 85% of the fair market value of Company Common Stock determined as of the first day of the year during which all or a portion of the deferred retainer was to be paid. Dividends earned pursuant to the Share Units are reinvested in the form of additional Share Units.

   In fiscal 1986, First Mississippi established a Deferred Income Plan for Directors, Officers and Key Employees ("Plan A") pursuant to which deferral opportunities in any given year, up to a maximum of three years, were offered at the discretion of the Board. In connection with the ChemFirst Distribution, the Company assumed the obligations of First Mississippi under Plan A. Effective January 1, 1994, Plan A was amended to change the interest rate prospectively to 120% of the applicable annual federal long-term rate as specified in the Internal Revenue Code. At the same time, the Board closed Plan A for any new participants or deferral opportunities, subject to the existing rights and obligations thereunder. Plan A was further amended effective September 15, 1997, to allow participating directors to invest existing account balances in Share Units in lieu of the interest-bearing investment alternative set forth in the original plan. Share Units purchased under Plan A were acquired at a price equal to the fair market value of a share of Company Common Stock on the date of valuation and were subject to other terms and conditions similar to those which are applicable to Share Units purchased under Plan B, as discussed below. In February 1998, the Board further amended Plan A to remove the Share Unit investment alternative and replace it with a new crediting option which allows participating directors to invest existing account balances at an annual crediting rate which is based on total stockholder return on the Company's Common Stock.

   In fiscal 1989, First Mississippi established a successor Deferred Compensation Plan for Outside Directors ("Plan B") to insure continuation of deferral opportunities for directors. Plan B was amended effective January 1, 1994, to change the interest rate prospectively to 120% of the applicable annual federal long-term rate as specified in the Internal Revenue Code. Plan B was further amended effective July 1, 1997, to allow participating directors to invest existing account balances and future compensation deferrals in Share Units in lieu of the interest-bearing investment alternative of the original plan. Except for certain conversions of existing balances within two years of termination of Board service that are converted at fair market value of the Company's Common Stock, Share Units purchased in Plan B are acquired at a price equal to 85% of the fair market value of a share of Company Common Stock on the date of valuation. Except for the initial election to convert existing account balances, which had a valuation date of July 1, 1997, the valuation date for all elections to purchase or convert to Share Units under Plan B is the first trading date in the calendar year immediately following the year of election. In distributing a participating director's account balance at termination of Board service, each Share Unit in such account is valued at the fair market value of a share of the Company's Common Stock on the date of valuation.

   The deferrals under both Plan A and Plan B are held by the Company until retirement, resignation or other termination of services. Director J. Kelley Williams participates as an employee in Plan A but does not participate in Plan B. Directors Anderson, Becker, Ferris, Fligg, Smith, Speed and Turner currently participate in Plan B. During 2000, directors purchased Share Units under Plan B in the following amounts: Mr. Anderson, 1,895; Mr. Ferris, 1,590; Mr. Fligg, 1,291; Mr. Smith, 1,535; Mr. Speed, 344; and Dr. Turner, 931.

   The Company furnishes directors with $100,000 accidental death and dismemberment and $250,000 of business travel accident protection. The Company also has a Retirement Plan for its non-employee directors under which all directors who have served at least one three-year term will, under certain conditions, receive an annual retirement benefit equal to their annual retainer at retirement for each year of service, not to exceed fifteen years. The amount of the retainer to be received after retirement shall be fixed at the time of retirement. The plan also provides for a lump sum payment to a director under certain conditions in the event of a change of control and to his beneficiary upon his death.

                       SECURITY OWNERSHIP OF MANAGEMENT

   As of March 9, 2001, Common Stock of the Company is beneficially owned by the Company's directors, the Company's officers named in the Summary Compensation Table, and all of the Company's directors and officers as a group, as follows:

                                      Common Stock                                  Percent
 Director/Officer                 Beneficially Owned(1)                             of Class
 ----------------                 ---------------------                             --------
 Richard Anderson
  Common Stock                             9,450(2)
  NQSOs                                    9,750
                                         -------
   Total                                  19,200                                        *

 Paul A. Becker
  Common Stock                            10,000
  NQSOs                                    9,750
                                         -------
   Total                                  19,750                                        *

 Michael J. Ferris
  Common Stock                               500(3)
  NQSOs                                    7,875
                                         -------
   Total                                   8,375                                        *

 James E. Fligg
  Common Stock                             3,610
  NQSOs                                    7,875
                                         -------
   Total                                  11,485                                        *

 Robert P. Guyton
  Common Stock                            23,000
  NQSOs                                    9,750
                                         -------
   Total                                  32,750                                        *

                                              Common Stock                Percent
          Director/Officer                Beneficially Owned(1)           of Class
          ----------------                ---------------------           --------
Paul W. Murrill
 Common Stock                                       9,939(4)
 NQSOs                                              9,750
 Convertible Subordinated Debentures                4,026
                                                ---------
  Total                                            23,715                      *

John F. Osborne
 Common Stock                                       6,000
 NQSOs                                              1,500
                                                ---------
  Total                                             7,500                      *

William A. Percy, II
 Common Stock                                      10,814
 NQSOs                                              9,750
 Convertible Subordinated Debentures                4,026
                                                ---------
  Total                                            24,590                      *

Dan F. Smith
 Common Stock                                       1,000(5)
 NQSOs                                              7,875
                                                ---------
  Total                                             8,875                      *

Leland R. Speed
 Common Stock                                      18,759
 NQSOs                                              9,750
 Convertible Subordinated Debentures                4,026
                                                ---------
  Total                                            32,535                      *

R. Gerald Turner
 Common Stock                                       7,900(6)
 NQSOs                                              9,750
                                                ---------
  Total                                            17,650                      *

J. Kelley Williams
 Common Stock                                   1,187,340(7)
 NQSOs                                            452,900
                                                ---------
  Total                                         1,640,240                   11.2%

R. Michael Summerford
 Common Stock                                      71,727
 NQSOs                                            244,553
                                                ---------
  Total                                           316,280                    2.2%

George M. Simmons
 Common Stock                                       6,176
 NQSOs                                             95,750
                                                ---------
  Total                                           101,926                      *

P. Jerry Coder
 Common Stock                                         975
 NQSOs                                             83,425
                                                ---------
  Total                                            84,400                      *

                                                 Common Stock          Percent
            Director/Officer                 Beneficially Owned(1)     of Class
            ----------------                 ---------------------     --------
J. Steve Chustz
 Common Stock                                          2,305(8)
 NQSOs                                               116,177
                                                   ---------
  Total                                              118,482                *

All Directors and Officers as a Group (23
 persons)
 Common Stock                                      1,402,543(9)
 NQSOs                                             1,367,631
 Convertible Subordinated Debentures                  12,078
                                                   ---------
  Total                                            2,782,252             17.9%

--------
*  Represents less than 1% of class.
(1) Beneficial ownership is calculated under Rule 13d-3(1)(i) of the Exchange Act. Certain numbers represent shares of Common Stock of the Company underlying the Convertible Subordinated Debentures and Nonqualified Stock Options ("NQSOs") beneficially owned by the directors and executive officers. The Debentures are immediately convertible into the specified number of shares of Convertible Preferred Stock of the same series and then immediately convertible into the specified number of shares of Common Stock of the Company. NQSOs are exercisable no earlier than six months from date of grant into shares of Common Stock of the Company.
(2) Shared voting and investment power of 3,700 shares with Mrs. Anderson.
(3) Shared voting and investment power with Mrs. Ferris.
(4) Included are 775 shares owned by Mrs. Murrill of which Dr. Murrill has no voting and investment power and disclaims beneficial ownership.
(5) Shared voting and investment power with Mrs. Smith.
(6) Shared voting and investment power of 7,800 shares with Mrs. Turner.
(7) Excluded are 61,750 shares held in the Jean P. Williams Revocable Trust, of which Mr. Williams has no voting and investment power and disclaims beneficial ownership.
(8) Shared voting and investment power of 100 shares with Mrs. Chustz.
(9) Except for 446 shares for which Mr. Browning has shared voting and investment power, and except as otherwise indicated in these notes, the shares beneficially owned by the persons indicated in the table above represent sole voting and investment power.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors of the Company and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the SEC and the New York Stock Exchange. The Company monitors compliance and acts as the Compliance Officer for such filings of its directors and officers listed below, and prepares and files reports for such persons based on information supplied by them. Based solely on its review of such information, the Company believes that for 2000, its executive officers and directors were in compliance with all applicable filing requirements, except for the filings of one Form 4 for Mr. Percy and an amended Form 5 for each of 1998 and 1999 for Mr. Martin, which were inadvertently filed late due to administrative error. Mr. Percy's Form 4 reported one option exercise, and Mr. Martin's Form 5s were amended in 2000 to report a total of seven "small acquisitions" of stock during 1998 and 1999 due to automatic dividend reinvestment exempt under Rule 16a-6(a) of the Exchange Act.

                              EXECUTIVE OFFICERS

   The following sets forth certain information with respect to the executive officers of the Company, including age as of the date of the Annual Meeting and business experience for the previous five years. All executive officers of the Company were elected to their current terms effective May 23, 2000, to serve at the pleasure of the Board for a term of one year and thereafter until their successors are elected and qualified.

   Daniel P. Anderson. Mr. Anderson, 48, is Vice President, Health, Safety and Environmental Affairs of the Company and has been since 1996. Prior to that, he was Vice President, Health, Safety and Environmental Affairs of First Mississippi.

   Max P. Bowman. Mr. Bowman, 40, has been Vice President, Finance and Treasurer of the Company since November 1998. He was Treasurer and Corporate Risk Manager of the Company from 1996 to November 1998. Prior to that, he was Internal Audit/Corporate Risk Manager of First Mississippi.

   Troy B. Browning. Mr. Browning, 48, is Controller of the Company and has been since 1996. Prior to that, he was Controller of First Mississippi.

   J. Steve Chustz. Mr. Chustz, 52, is General Counsel of the Company and has been since 1996. Prior to that, he was General Counsel of First Mississippi.

   P. Jerry Coder. Mr. Coder, 58, is President of EKC Technology, Inc., a subsidiary of the Company, and has been since December 1992.

   William B. Kemp. Mr. Kemp, 52, is Vice President, Human Resources of the Company, and has been since June 1997. Prior to joining the Company, he was Vice President, Human Resources of Rust Environmental and Infrastructure, an engineering consulting firm.

   Scott A. Martin. Mr. Martin, 42, is President of ChemFirst Fine Chemicals, Inc. (formerly Quality Chemicals, Inc.), a subsidiary of the Company, and has been since October 1996. Prior to that, he was Vice President and General Manager, Custom Manufacturing of Quality Chemicals, Inc. Since February 2000, he has been Vice President - ChemFirst Fine Chemicals of First Chemical Corporation, a subsidiary of the Company.

   James L. McArthur. Mr. McArthur, 57, is Secretary and Manager, Investor Relations of the Company and has been since 1996. Prior to that, he was Secretary and Manager, Investor Relations of First Mississippi.

   George M. Simmons. Mr. Simmons, 58, is President of First Chemical Corporation, a subsidiary of the Company, and has been since July 1995.

   R. Michael Summerford. Mr. Summerford, 52, has been President and Chief Operating Officer of the Company since September 1998. He was Vice President and Chief Financial Officer of the Company from 1996 until September 1998. Prior to that, he was Vice President and Chief Financial Officer of First Mississippi.

   Roger L. Van Duyne. Mr. Van Duyne, 59, is President of TriQuest, L.P., a limited partnership of which the Company owns an 87.5% interest, a position he has held since January 1998. From July 1997 through December 1997, he was Business Director, Acylation Derivatives of Clariant Fine Chemicals Group. Until July 1997, he was Business Director, Acylation Derivatives of Hoechst Celanese Fine Chemicals Division.

   J. Kelley Williams. Mr. Williams, 67, is Chairman of the Board and Chief Executive Officer of the Company, and has been since 1996. He was Chairman and Chief Executive Officer of First Mississippi until 1996, and until August 1995 also served as President of First Mississippi.

                          SUMMARY COMPENSATION TABLE

   The following table shows compensation for fiscal years 1998, 1999 and 2000 for the Chief Executive Officer and the other four most highly compensated executive officers of the Company.

                                                            Long-Term
                                                           Compensation
                                  Annual Compensation         Awards
                              ---------------------------- ------------
                                                            Securities
                                              Other Annual  Underlying   All Other
Name and Principal            Salary   Bonus  Compensation  Options(2)  Compensation
Position                 Year   ($)     ($)     (1) ($)        (#)        (3) ($)
------------------       ---- ------- ------- ------------ ------------ ------------
J. Kelley Williams       2000 512,629 369,300   621,049       83,300       65,260
Chairman and             1999 501,923 299,600   560,993      100,000       64,236
Chief Executive Officer  1998 500,000     -0-   345,122       59,600       35,322

R. Michael Summerford    2000 349,650 201,500       -0-       52,050       24,882
President and            1999 301,154 163,500       -0-      100,000       23,636
Chief Operating Officer  1998 232,667  34,600       -0-       30,700       17,289

George M. Simmons        2000 193,000  91,220       -0-       20,900       40,421
President,               1999 188,121 108,000   435,305       30,750       43,092
First Chemical
 Corporation             1998 180,838  23,900       -0-       14,550       29,081

P. Jerry Coder           2000 190,000 110,725       -0-       19,150       23,940
President,               1999 176,000  74,700       -0-       29,025       22,271
EKC Technology, Inc.     1998 164,281  58,000       -0-       11,300       15,452

J. Steve Chustz          2000 179,942  61,300       -0-       19,500        9,678
General Counsel          1999 175,365  49,900       -0-       28,650       10,414
                         1998 152,885  16,700       -0-       14,500        7,872

--------
(1) Other Annual Compensation includes payouts under Performance Option arrangements and direct cash payments related to long-term incentive tax reimbursements. Aggregate perquisites and other personal benefits were less than either $50,000 or 10% of the total annual salary and bonus reported for the named officers and are excluded from the table.
  Tax reimbursement payments are made to eligible employees equal to 37% of the Company's federal income tax deduction resulting from the exercise of Convertible Subordinated Debenture Options, NQSOs, Incentive Stock Options and Performance Options. Tax reimbursement payments are not applicable for options granted after August 21, 1995. The tax reimbursement payment in 2000 to Mr. Williams was $621,049. Tax reimbursement payments in 1999 to Mr. Williams and Mr. Simmons were $560,993 and $57,102, respectively. The tax reimbursement payment in 1998 to Mr. Williams was $345,122.
  Performance Option payouts in 1999 were $378,203 to Mr. Simmons.
(2) NQSOs were granted to officers and certain key employees of the Company in 2000, 1999 and 1998. The options in 1998 were granted under both the 1998 Long-Term Incentive Plan and 1995 Long-Term Incentive Plan. The share amounts for a particular fiscal year under this column reflect only the shares underlying options which were granted during the respective fiscal year.
(3) All Other Compensation is comprised of the following:
     Above-market interest under the Deferred Income Plan A. The above-market portion of interest earned under Plan A in 2000 was $7,659 and $14,409 for Mr. Summerford and Mr. Simmons, respectively. See "Director Compensation" for a description of Plan A.
     Company's contributions to the ChemFirst Inc. 401(k) and Employee Stock Ownership Plan and Trust ("401(k)/ESOP"). Company contributions in 2000 to the 401(k) portion of this plan were $6,800, $6,800, $5,962, $6,800 and
  $6,800 for Mr. Williams, Mr. Summerford, Mr. Simmons, Mr. Coder and Mr. Chustz, respectively. Company contributions in 2000 to the ESOP portion of this plan were $850, $850, $815, $850 and $850 for Mr. Williams, Mr. Summerford, Mr. Simmons, Mr. Coder and Mr. Chustz, respectively.
     Company's Benefits Restoration Plan ("BRP") contributions. The Company's BRP permits the Company to make contributions to the 401(k) portion and the ESOP portion of the 401(k)/ESOP in amounts permitted by that plan, but that would otherwise be in excess of those permitted by certain Internal Revenue Code limitations. 401(k)-related accruals under the BRP in 2000 were $12,505, $5,600, $558, $800 and $398 for Mr. Williams, Mr. Summerford, Mr.
  Simmons, Mr. Coder and Mr. Chustz, respectively. ESOP-related accruals under the BRP in 2000 were $1,563, $898, $0, $100 and $50 for Mr. Williams, Mr. Summerford, Mr. Simmons, Mr. Coder and Mr. Chustz, respectively.
     Cash subsidies related to the executive life insurance program. Cash subsidies in 2000 were $19,450, $3,075, $2,918, $2,868 and $1,581 for Mr.
  Williams, Mr. Summerford, Mr. Simmons, Mr. Coder and Mr. Chustz, respectively. The executive life insurance program was changed effective November 1, 1995 to provide cash subsidies to participants based on age-based premium cost replacing a program under which the Company provided the insurance and paid the premiums directly.

     Dollar value difference between the purchase price and fair market value of Share Units purchased under the BRP and the Long-Term Incentive Plans. The BRP, 1995 Long-Term Incentive Plan and 1998 Long-Term Incentive Plan permit officers to defer certain salary and bonus amounts in the form of Share Units. The price paid by the officers for each Share Unit pursuant to these plans in 2000 was $18.0625 for salary deferral (85% of the fair market value of the Company's Common Stock on January 3, 2000) and $21.72 for bonus deferral (85% of the fair market value of the Company's Common Stock on March 6, 2001). The dollar value of amounts earned on deferred compensation during 2000 is calculated by comparing the difference between the applicable Share Unit purchase price and the fair market value of the Company's Common Stock on the date the deferred compensation is earned by the officer. Because these amounts are calculated at the time the compensation is earned, the actual value of such compensation received by the officers will vary in accordance with fluctuations in the per share price of the Company's Common Stock. For 2000, the aggregate preferential amount for the named executive officers was $24,092, $0, $14,723, $11,988 and $0, for Mr. Williams, Mr. Summerford, Mr. Simmons, Mr. Coder and Mr. Chustz, respectively.

                             OPTION GRANTS IN 2000

   The following table shows NQSOs granted to the executive officers named in the Summary Compensation Table on March 7, 2000 under the 1998 Long-Term Incentive Plan. No other awards were granted to these individuals pursuant to the Long-Term Incentive Plans.

                                     Individual Grants
                       ----------------------------------------------

                                                                          Potential
                                                                      Realizable Value
                                                                      at Assumed Annual
                                                                       Rates of Stock
                                                                            Price
                       Number of    % of Total                        Appreciation for
                       Securities    Options                           Ten-Year Option
                       Underlying   Granted to   Exercise                Term ($)(1)
                        Options   all Employees    Price   Expiration -----------------
Name                    Granted   in Fiscal Year ($/share)    Date      5%       10%
----                   ---------- -------------- --------- ---------- ------- ---------
J. Kelley Williams       83,300       20.8%        19.00    03/07/10  995,352 2,522,416
R. Michael Summerford    52,050       13.0%        19.00    03/07/10  621,945 1,576,132
George M. Simmons        20,900        5.2%        19.00    03/07/10  249,734   632,875
P. Jerry Coder           19,150        4.8%        19.00    03/07/10  228,823   579,883
J. Steve Chustz          19,500        4.9%        19.00    03/07/10  233,005   590,482

--------
(1) The dollar amounts under these columns represent the potential realizable value of each grant assuming that the market value of the Company's Common Stock appreciates from the date of grant to the expiration of the option at annualized rates of 5% and 10%. These assumed rates of appreciation have been specified by the SEC for illustrative purposes only and are not intended to forecast future financial performance or possible future appreciation in the price of Company Common Stock. Optionees will only realize value from this grant if the price of Company Common Stock appreciates, which would benefit all stockholders commensurately.

             AGGREGATED 2000 OPTION EXERCISES AND YEAR END VALUES

                                                                                    Aggregate Value of Unexercised,
                                                 Securities Underlying Unexercised      In-the-Money Options at
                          Shares                        Options at 12/31/00                   12/31/00(1)
                       Acquired on     Value     --------------------------------- ---------------------------------
Name                   Exercise (#) Realized ($) Exercisable (#) Unexercisable (#) Exercisable ($) Unexercisable ($)
----                   ------------ ------------ --------------- ----------------- --------------- -----------------
J. Kelley Williams        90,563     1,678,512       440,980          11,920          1,045,101           -0-
R. Michael Summerford        -0-           -0-       241,413          20,140            650,655           -0-
George M. Simmons            -0-           -0-        92,840           2,910            180,569           -0-
P. Jerry Coder               -0-           -0-        81,165           2,260            162,734           -0-
J. Steve Chustz              -0-           -0-       113,277           2,900            516,199           -0-

--------
(1) Value was computed as the difference between the individual option price and the per share closing price of Company Common Stock on December 31, 2000, as reported on the consolidated transaction system for New York Stock Exchange issues. Only options with fair market values in excess of the exercise price are reflected in this column.

                               PERFORMANCE GRAPH

   The following line graph compares the cumulative total stockholder return on the Company's Common Stock during the five-year period ended December 31, 2000 to that of (i) the Standard and Poor's 500 Stock Index, (ii) the S&P Supercomposite Chemicals (Specialty) Index (the "SCCHMS") and (iii) peer issuers selected by the Company. For financial reporting purposes, First Mississippi Corporation's historical financial statements, restated to present the fertilizer business as a discontinued operation, serve as the Company's financial statements for periods prior to the ChemFirst Distribution. Accordingly, for purposes of this Performance Graph, the cumulative total stockholder return on the Company's Common Stock during the one-year period ending December 31, 1996 is deemed to equate with the cumulative total stockholder return of First Mississippi Common Stock during the same period. In addition, for purposes of the peer group discussion below, the historical business operations and business developments of First Mississippi for periods prior to December 31, 1996 are deemed to be those of the Company. The graph assumes a $100 investment on December 31, 1995 and the reinvestment of all dividends.




[PERFORMANCE GRAPH]

           Dec-95 Dec-96  Dec-97  Dec-98  Dec-99  Dec-00
           ------ ------- ------- ------- ------- -------
  CEM/FRM  100.00 120.236 149.234 106.272 119.673 122.963
  S&P 500  100.00 122.944 163.952 210.802 255.144 231.921
  PEER     100.00 119.856 174.308 139.183 162.210 159.411
  SCCHMS      N/A 120.236 146.729 123.778 128.056 121.022

   Historically, the Company has constructed its own peer group index consisting of companies operating in the same industries as the Company. Peer companies were grouped by industry and weighted by market capitalization. Industry indices were then weighted by the Company's asset mix, including chemicals, fertilizer and steel. Fertilizer companies were removed after the Company disposed of fertilizer assets in 1996. Steel was removed in 1997 in light of the Company's efforts to dispose of this business and to provide for a more meaningful peer group comparison.

   The fertilizer index consisted of FreeportMcMoRan Resource Partners, L.P., IMC Fertilizer Group/IMC Global and Terra Industries. The steel index consisted of New Jersey Steel and NS Group. The current peer index consists of Dexter Corporation (through September 2000), MacDermid, Inc., Olin Corporation (through 1998) and Quaker Chemical. Arch Chemical succeeded Olin in January 1999 after Olin spun out its specialty chemical assets as Arch Chemical. Dexter was removed after September 2000 due to merger with Invitrogen.

   Since only three chemical companies remain from a previously broader, multi-industry peer index, the Company believes this comparison to be less representative of the specialty chemical industry and thus plans future comparisons to only the S&P 500 index and the SCCHMS index. The SCCHMS is a published index currently composed of 23 specialty chemical companies ranging from small cap to large cap. However, the SCCHMS cannot be used for a full 5-year comparison at December 31, 2000, since the S&P only began publishing this index in July 1996. For purposes of this 2000 comparison, the SCCHMS has been indexed to the Company's December 31, 1996 value.

                       RETIREMENT AND OTHER COMPENSATION

   In 1970, First Mississippi stockholders authorized a noncontributory retirement plan for the employees of First Mississippi. In connection with the ChemFirst Distribution, the Company assumed the obligations of First Mississippi under this retirement plan. Employees become 100% vested after five years of employment. The retirement plan provides for normal retirement at age 65 with actuarially adjusted provisions for early and postponed retirement dates. Retirement benefits are based on years of service and average compensation (wages and salary) of the five highest consecutive years during employment. The benefits listed in the table below are not subject to any reduction for social security or other offset amounts.

   The following table shows the estimated annual retirement benefit payable to participating employees including executive officers on earnings and years of service classifications as indicated.

                           Estimated Annual Benefits for Years of Credited
      Average                                  Service
Annual Compensation       ---------------------------------------------------------------------
    (5 Highest              10
Consecutive Years)         Years            20 Years           30 Years           40 Years
-------------------       -------           --------           --------           --------
     $100,000             $17,712           $ 35,424           $ 53,136           $ 70,848
      150,000              26,712             53,424             80,136            106,848
      200,000              35,712             71,424            107,136            142,848
      300,000              53,712            107,424            161,136            214,848
      400,000              71,712            143,424            215,136            286,848
      450,000              80,712            161,424            242,136            322,848
      500,000              89,712            179,424            269,136            358,848

   The table includes amounts that exceed limitations allowed under Section 415 of the Internal Revenue Code. The Company's BRP provides that if an individual's retirement benefits calculated under the retirement plan exceed the maximum allowed under the Code, the Company may supplement such employee's benefits under certain conditions to the extent such benefit is in excess of the limitation.

   Years of service for the executive officers listed in the Summary Compensation Table are: J. Kelley Williams, 33.7 years; R. Michael Summerford,
22.4 years; George M. Simmons, 16.0 years; P. Jerry Coder, 8.6 years; and J. Steve Chustz, 23.7 years.

Termination Agreements

   During fiscal 1996, the Board of Directors of First Mississippi approved Termination Agreements for the officers of First Mississippi, including Mr. Williams, Mr. Summerford, Mr. Simmons, Mr. Coder and Mr. Chustz. Pursuant to the Agreement and Plan of Distribution between First Mississippi and the Company dated as of December 18, 1996, the Company assumed the obligations of First Mississippi under the Termination Agreements. The Termination Agreements are contingent upon a Change of Control, as defined in the Agreements, and provide for two three-year terms which are automatically extended unless the Company determines not to renew or there is a Change of Control of the Company during any three-year term. Each officer, other than the Chief Executive Officer, would be paid upon termination of employment for reasons other than cause, death or disability or upon resignation for good reason, subsequent to a Change of Control during the term of the Termination Agreement, three times the sum of the five-year average of his annual base salary and bonus. The Company's Chief Executive Officer is entitled to the same termination benefit as described above for all other officers, except that the Chief Executive Officer may resign for any reason, as opposed to "good reason", within 36 months of a Change of Control and still be entitled to the termination benefit. Upon termination, the individual would have the option, unless he notifies the Company otherwise, to receive a cash payment equal to the cash value of all his NQSOs, Debenture Options and Convertible Debentures, whether then exercisable or not. Following termination, the Company may pay amounts due to individuals for stock disposition of grants issued in 1994 and earlier under the Company's tax sharing plan. No individual would receive payments in the event of death, disability or termination for cause. In addition, the Termination Agreements provide for an additional payment to be made by the Company to the Chief Executive Officer if any of the severance payments provided for by the Termination Agreements or any other payments made pursuant to a Change of Control of the Company (the "Total Payments") become subject to an additional tax ("Excise Tax") imposed by Section 4999 of the Code, such that the net of all of the payments received by the officer after the imposition of the Excise Tax on the Total Payments and any federal income tax on the additional payment shall be equal to the Total Payments.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Chief Executive Officer serves as a member ex-officio of the Compensation and Human Resources Committee, but may not serve as Chairman or vote or participate in or be present for Committee decisions regarding his own compensation. He does not make recommendations about or participate in decisions regarding any aspect of his compensation.

                             RELATED TRANSACTIONS

   During 2000, First Chemical Corporation, a subsidiary of the Company, purchased a total of $526,750 in products from Pioneer Chlor Alkali Company, Inc., a subsidiary of Pioneer Companies, Inc. Michael J. Ferris, a director of the Company, is President, Chief Executive Officer and a director of Pioneer.

   During 2000, ChemFirst Fine Chemicals, Inc. and First Chemical Corporation, subsidiaries of the Company, purchased a total of $7,458,885 in products from Lyondell-Citgo Refining L.P. and Equistar Chemicals, L.P., affiliates of Lyondell Chemical Company. Dan F. Smith, a director of the Company, is President, Chief Executive Officer and a director of Lyondell Chemical and Chief Executive Officer of Equistar.

                                   AUDITORS

   Upon recommendation by the Audit Committee, the accounting firm of KPMG LLP ("KPMG") was approved by the Board to serve as independent auditor of the Company for 2001.

   KPMG has served as independent auditor of the Company for the past five years, and served as First Mississippi's independent auditor for 33 years prior to the ChemFirst Distribution. The Company has been advised that neither KPMG nor any of its associates has a material interest in the Company or any affiliate thereof. Representatives of KPMG are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions from stockholders.

                        PRINCIPAL ACCOUNTING FIRM FEES

   The Company incurred the following fees for services performed by KPMG in fiscal 2000:

   Audit Fees. Fees billed for the fiscal year 2000 audit and the review of the financials filed with the quarterly Form 10-Qs for the fiscal year ended December 31, 2000 were $182,500.

   Financial Information Systems Design and Implementation Fees. KPMG did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

   Other Fees. Aggregate fees billed for all other services rendered by KPMG for the fiscal year ended December 31, 2000 were $55,378.

                                   FORM 10-K

   Stockholders may obtain without charge a copy of the Company's Form 10-K for the fiscal year ended December 31, 2000 filed with the SEC by calling or writing the Company's Investor Relations Department, 700 North Street, Jackson, Mississippi 39202, telephone (601) 948-7550, or by emailing to IR@chemfirst.com.

                                 OTHER MATTERS

   The management of the Company knows of no other matter which may come before the Annual Meeting. However, if any matter other than those referred to herein should properly come before the meeting, the proxies will be voted with respect thereto in accordance with the judgment of the proxy holder.

   Please sign the enclosed proxy and return it in the return envelope promptly.

                                          [SIGNATURE APPEARS HERE]

                                          JAMES L. McARTHUR
                                          Secretary

                                                                     APPENDIX A

                    CHEMFIRST INC. AUDIT COMMITTEE CHARTER

I.AUDIT COMMITTEE PURPOSE

   The Audit Committee is appointed by ChemFirst Inc.'s (the "Company's") Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  . Monitor the independence and performance of the Company's independent auditors and internal auditing department.

  . Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

   The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.AUDIT COMMITTEE COMPOSITION AND MEETINGS

   The Audit Committee shall be comprised of three (3) or more directors as determined by the Board of Directors. Audit Committee members shall meet the standards of independence and any other qualifications required from time to time by the New York Stock Exchange (or, if the Company's common stock is listed or traded on some other exchange or trading system, the standards of independence and any other qualifications required by the other exchange or system).

   Audit Committee members shall be appointed by the Board of Directors on recommendation of the Committee on Director Affairs. The members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

   The Audit Committee shall ordinarily meet at least four times annually, but may meet more or less frequently as circumstances dictate. The Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee or at least its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

  Review Procedures

 1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published in the proxy at least every three years in accordance with Security and Exchange Commission regulations.

 2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

 3. Consider the integrity of the Company's financial reporting processes and controls with management, the independent auditors and the internal auditors. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

 4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with the American Institute of Certified Public Accountants-- Statement of Auditing Standards No. 61 (see item 9). The Chair of the Committee, or another member or members, may represent the Audit Committee for purposes of this review.

  Independent Auditors

 5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

 6. Approve the fees and other significant compensation to be paid to the independent auditors.

 7. Review and discuss with the independent auditors on an annual basis, all significant relationships they have with the Company that could impair the auditors' independence.

 8. Review the independent auditor's audit plan--discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

 9. Discuss the results of the audit with the independent auditors prior to releasing the year-end earnings. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants--Statement of Auditing Standards No. 61.

10. Review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used.

11. Recommend to the Board of Directors, based on the Audit Committee's discussions with management and the independent auditors, that the audited financial statements be included in the Company's annual report on Form 10-K to be filed with the Securities and Exchange Commission.

  Internal Audit and Legal Compliance

12. Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

13. Review the appointment, performance and replacement of the senior internal audit executive.

14. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

15. Review with the Company's counsel, on at least an annual basis, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

  Other Audit Committee Responsibilities

16. Monitor progress on examinations of state and federal income tax returns. Review significant proposed adjustments and inquire as to the status of the related tax reserves.

17. Review annually the Company's risk management including material risks, and the adequacy of insurance.

18. Meet at least annually with the Corporate Environmental Compliance Officer, who is appointed by the Board, upon recommendation of the Audit Committee. The Audit Committee shall provide periodic reports to the Board on the status of the Company's environmental compliance, the effectiveness of the Company's environmental compliance programs and any recommendations to improve those programs.

19. Meet at least annually with the Compliance Officer for the Code of Business Conduct, who is appointed by the Board of Directors, upon recommendation of the Audit Committee. Periodic reports shall be provided by the Audit Committee to the Board on the status of compliance with the Code of Business Conduct, and the Audit Committee shall make any recommendations to the Board for improvements of the Code of Business Conduct or its operation.

20. Approve the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement as well as the disclosure in the Company's proxy statement for its annual meeting of shareholders regarding the independence of Audit Committee members. In addition, include a copy of this charter in the Company's proxy statement at least once every three years.

21. Prepare and submit the annual written confirmation regarding the composition of the Audit Committee and the annual review of this Charter required by the New York Stock Exchange (or, if the Company's common stock is listed or traded on some other exchange or trading system, any annual certification as may be required by the other exchange or system).

22. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

23. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

    [CHEMFIRST LOGO APPEARS HERE]  2001 ANNUAL MEETING

   You are cordially invited to attend the annual meeting of stockholders of ChemFirst Inc. The meeting will be held Tuesday, May 22, 2001, at 1:30 p.m.
(CDT) at the Hilton Jackson, 1001 East County Line Rd, Jackson, Mississippi.

   Please mark the boxes on the proxy card to indicate how your shares should be voted. Sign and return your proxy as soon as possible in the enclosed postpaid envelope. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE THE PROXY CARD WHERE INDICATED - NO BOXES NEED BE CHECKED.

   Votes are tabulated by The Bank of New York, the Company's transfer agent. Any comments noted on the proxy card or an attachment will be forwarded to the Corporate Secretary by Bank of New York. Please indicate if you have comments by marking the appropriate box.

/s/ James L. McArthur
James L. McArthur
Secretary

                            DETACH PROXY CARD HERE
-----------------------------------------------------------------------------------------------------
      [     ]
1. Election of Directors   FOR all nominees    WITHHOLD AUTHORITY to vote            *EXCEPTIONS
                           listed below [X]    for all nominees listed below. [X]                 [X]

Nominees: Three year term to expire in 2004 - Paul A. Becker, Dan F. Smith and
          Leland R. Speed
          One year term to expire in 2002 - Richard P. Anderson

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE "EXCEPTIONS" BOX AND WRITE THE NAME(S) IN THE SPACE PROVIDED BELOW).

*Exceptions ____________________________________________________________________

2. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. (CROSS OUT THIS NO. 2 IF VOTE IS WITHHELD)

I will                     Change of Address and
attend meeting. [X]        or Comments Mark Here [X]


NOTE: Please sign exactly as name appears hereon. Joint owners, each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full name as such.


DATE____________________________________________________


________________________________________________________
         SIGNATURE(S)

________________________________________________________
         SIGNATURE(S)

VOTES MUST BE INDICATED
(x) in Black or Blue ink. [X]

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                              PLEASE DETACH HERE

                YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                 BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------


                                     3572

--------------------------------------------------------------------------------

                                CHEMFIRST INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING ON MAY 22, 2001

   The undersigned hereby appoints James E. Fligg, Robert P. Guyton, Paul W. Murrill and J. Kelley Williams, and each of them, with the power of substitution and revocation, as attorneys and proxies to appear and vote all shares of Common Stock held by the undersigned, at the Annual Meeting of ChemFirst Inc. to be held on May 22, 2001 and at any and all adjournments thereof, and the undersigned hereby instructs said proxies to vote as indicated on all matters referred to on the reverse side and described in the proxy statement for the meeting, and in accordance with their judgment on all other matters that may properly come before the meeting.

   All proxies will vote as specified on the reverse side. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL VOTE (1) FOR THE ELECTION OF THE DIRECTOR NOMINEES AND (2) ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING IN ACCORDANCE WITH THEIR JUDGMENT. To vote FOR the Board of Directors' recommendations, just sign and date the reverse side - no boxes need be checked.

See Reverse Side                       CHEMFIRST INC.
                                       P.O. BOX 11270
                                       NEW YORK, N.Y. 10203-0270